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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                January 20, 2006
                Date of Report (Date of earliest event reported)

                        VASO ACTIVE PHARMACEUTICALS, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                                                02-0670926
         --------                                                ----------
(State or other jurisdiction                                   (IRS Employer
     of incorporation)                                       Identification No.)

                                    001-31925
                                    ---------
                              (Commission File No.)

                 99 Rosewood Drive, Suite 260, Danvers, MA 01923
                 -----------------------------------------------
           (Address of principal executive offices including zip code)

                                 (978) 750-1991
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

COMPENSATION FOR NON-EMPLOYEE DIRECTORS

         At its meeting held on January 20, 2006, the Compensation Committee of the Board of Directors of Vaso Active Pharmaceuticals, Inc., a Delaware corporation (the "Company"), approved the following cash compensation arrangements for 2006 with respect to the non-employee directors of the Company:

1.       Board of Directors

              (a) Annual director fee: $7,500 (reduced from $15,000)
              (b) In-person board meeting fee: $1,000 (reduced from $1,500)
              (c) Telephonic board meeting fee: $500 (reduced from $750)

2.       Committees of the Board

              -  Annual committee membership fee:    $2,500

            No fees will be paid for attendance at meetings of Board committees.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               VASO ACTIVE PHARMACEUTICALS, INC.


                                               By: /s/ Joseph Frattaroli
                                                   -----------------------------
                                                   Joseph Frattaroli

                                                   Title: President


Dated:  January 26, 2006